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                                                                   Exhibit 23(e)

                               RULE 438 CONSENT

     In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Columbia Banking System, Inc. ("CBSI") in the Registration Statement on Form S-4 filed by CBSI with the Securities and Exchange Commission on September 5, 1997.

                                        /s/ Thomas L. Matson
                                    ---------------------------
                                          Thomas L. Matson

                                          September 2, 1997
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                                             Date Signed